Exhibit 99.1

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Hospira, Inc.

April 2004

Hospira
© Hospira, Inc. 2004

Safe Harbor

This material may contain forward-looking statements regarding Hospira, Inc., a Delaware company, within the meaning of the federal securities laws.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the federal securities laws.  In some cases, you can identify these statements by our use of forward-looking words such as “may,” “will,” “should,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “project,” “intend,” “could” or similar expressions.  In particular, statements regarding our plans, strategies, prospects and expectations regarding our business as an independent public company are forward-looking statements.  You should be aware that these statements and any other forward-looking statements in this document only reflect our expectations and are not guarantees of performance.  These statements involve risks, uncertainties and assumptions.  Many of these risks, uncertainties and assumptions are beyond our control, and may cause actual results and performance to differ materially from our expectations.  Important factors that could cause our actual results to be materially different from our expectations include the risks and uncertainties set forth in the information statement under the heading “Risk Factors” in the most recent version of the Form 10 filed with the Securities and Exchange Commission, which are incorporated herein by reference.  Accordingly, you should not place undue reliance on the forward-looking statements contained in this material.  These forward-looking statements speak only as of the date on which the statements were made.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Hospira Overview

Building on a Distinguished History

•                  One of the largest global specialty pharmaceutical and medication delivery companies serving the hospital

•                  70 years of service to the hospital industry providing innovative, safe and cost-effective products

•                  #1 or #2 positions in each of its major product markets

•                  Long-term contracts with the major GPOs and IDNs

[GRAPHIC]

Transaction Overview

Issuer	Hospira, Inc.

NYSE Ticker	HSP

Record Date	April 22, 2004

Distribution Date	April 30, 2004

Distribution Ratio	1 Hospira share per 10 shares of ABT held

Expected Shares Outstanding	Approximately 156MM

Advisor	Morgan Stanley

Benefits of the Spin-Off

Spin-off provides enhanced strategic, operational and financial flexibility

•                 Singular focus on our core hospital products business

•                 Opportunity to build a lower cost, more efficient infrastructure

•                 Employee incentives more aligned with shareholders

•                 Do not have to compete for capital

•                 Accelerating sales and profitability growth

Compelling Investment Opportunity

Spin-off enables Hospira to enhance growth and long-term profitability

•                 Favorable demographics and market trends

•                 Broad, strong presence in the hospital

•                 Focused on customer needs through innovation and integration

•                 Solid cash flows

•                 Increased new product pipeline funding

•                      Generic injectable pharmaceuticals

•                      Innovative medication delivery systems

•                 Substantial international expansion opportunity over time

•                 Committed to improving margins and cash flows

Strong Vision, Values and Commitment

Focused and Energized: A New Company – A New Culture

Vision

Advancing Wellness TM through the right people and the right products

Values	Unwavering Commitment to
• Integrity • Ownership/Accountability • Speed • Entrepreneurial Spirit

•      Our customers, delivering on our promise by serving their needs with integrity and trust

•      Our employees, by embracing diversity of thought and cultural perspective, fostering an environment of empowerment, fairness and respect

•      Our shareholders, by safeguarding their investment and providing a fair return

•      Our communities, acknowledging our social responsibility through active citizenship and thoughtful giving

Deep Management Experience

Title	Name	Experience

Chairman	David A. Jones	40+ years of healthcare industry experience at Humana Inc.

Chief Executive Officer	Christopher B. Begley	30 years of hospital industry experience, including Abbott tenure

SVP, Finance and CFO	Terrence C. Kearney	20+ years of broad healthcare financial experience at Abbott

SVP, Global Commercial Operations	John Arnott	20+ years of experience in healthcare-related sales and marketing, including Abbott tenure

SVP, R&D, Medical and Regulatory Affairs	Edward A. Ogunro, Ph.D.	20+ years of experience in research and management positions at Abbott

SVP, General Counsel and Secretary	Brian J. Smith	25 years of broad legal experience at Abbott

Unique Integrated Approach to Delivering Essential Hospital Drug Therapy

Integrated Solutions

Innovation	Safety	Generic Injectable Pharmaceuticals	Contract Manufacturing

Compatiability	Cost	Infusion Therapy	Medication Management Systems

Customer Needs		Hospira Products

90% of Products #1 or #2 in the U.S.

$2.6 Billion in 2003 Sales

$858MM	Specialty Injectable Pharmaceuticals
• More than 100 injectable generic drugs in more than 600 dosages and formulations
• Major therapeutic areas: pain, cardiovascular, infectious disease and anesthesia
• Precedex® for sedation
• Corlopam® for severe, in-hospital hypertension

$744MM	Medication Delivery Systems
• Medication management systems, including electronic pumps for intravenous (I.V.) drug delivery and patient-controlled analgesia for pain management (PCA)
• Infusion therapy, including pre-mixed drug solutions and nutritionals for I.V. infusion , and I.V. solutions and supplies

$351MM	Injectable Pharmaceutical Contract Mfg. Services
• Formulation, filling and finishing on a contract basis for many of the world’s leading pharmaceutical and biotechnology companies
• Includes sales to Abbott

$405MM	International
• Reflects sales of Hospira’s products and services to nearly 70 countries
• Includes sales to Abbott

$266MM	Other
• Primarily reflects sales through Alternate Site channel and sales of Critical Care Devices

Large Market Aided by Favorable Demographics

•                  $9 billion U.S. market for our products

•                  Over the next 20 years, the number of people over 60 years old will increase by over 35 million

•                  Elderly tend to have the high acuity diseases that drive 70% of healthcare costs

•                  Hospitals continue to seek cost efficiencies

[CHART]

Source: U.S. Census Bureau, 2004

Responding to Market Needs

Uniquely positioned to help reduce the overall costs of healthcare by improving productivity and safety

Market Pressures	Hospira Delivers

Reduction in medication errors: Errors create an economic burden estimated at $77 billion	Innovative solutions to reduce medication errors

Increased worker safety: Needlestick accidents cost an estimated $1 billion annually	Comprehensive offering of needleless products

High cost of proprietary pharmaceuticals	Broad portfolio of high quality generic injectable pharmaceuticals

Pioneer in Innovation and Safety

•                  First to complete one of the most comprehensive bar coding programs for medication management

•                  Leader in needleless technology

•                  Proprietary delivery systems that reduce labor costs and promote safety

•                  PCA 3 – first fully integrated drug delivery system

•                  MedNetTM to improve patient safety and hospital efficiency and compliance

•                  Partnership with Cerner Corp. to develop point-of-care information systems for medication management

[CHART]

Business Strategy

Invest for Growth	Improve Margins and Cash Flow

• Increase R&D investment	• Improve product mix

• Expand international presence	• Increase manufacturing productivity

• Streamline administrative systems/processes

• Reduce net debt

Business Segments

Specialty Injectable Pharmaceuticals

Market

•                  $4.4 billion U.S. market

•                  Projected market growth of 5–6%

•                  Continued need to reduce pharmaceutical expenditures

•                  Over $3 billion of proprietary drugs will face patent expiration by 2010

[GRAPHIC]

Hospira’s Strengths

• U.S. leader in generic injectables

• Broad product portfolio and multiple drug delivery formats

• Expertise in I.V. formulation and drug compatibility

• Strong hospital and Alternate Site relationships

Hospira Generic Pipeline – Expected # of Product Introductions

[CHART]

Strategy: Increase the number of first-to-market generic injectable drugs

Medication Delivery Systems

Market

• Infusion therapy, medication management systems
• $1.2 billion infusion therapy market, with projected 1–2% growth
• $900 million medication management (pumps) market with 4–6% projected growth

• Focus on caregiver safety and the reduction of medication errors

[GRAPHIC]

Hospira’s Strengths

• Significant scale and presence in hospital and Alternate Site

• Strong market position in I.V. fluids

• Over 400,000 pump placements

• Multiple proprietary delivery platforms

• Broad, bar-coded I.V. product line

• Integrated solutions to medication delivery addressing medication errors

• PCA®3

• MedNet™

[GRAPHIC]

Strategy: Continue to differentiate product offerings applying innovation and an integrated approach to drug delivery

Contract Manufacturing

Market

• $1.4 billion U.S. market with projected 8-10% growth

• Expected approval of 300 new injectable drugs by 2010

• Partners want expertise in I.V. drug formulation, financial stability, quality and technology leadership

Projected New Branded Injectable Product Approvals

[CHART]

Source: PharmSource

Hospira’s Strengths

• U.S. leader in injectable contract manufacturing

• Partnerships with world’s leading pharmaceutical companies
• $4 billion in end user sales

• Full range of manufacturing capabilities

• Broad delivery systems and packaging options with I.V. drug formulation expertise

[GRAPHIC]

Strategy: Increase share and continue to shift to higher margin partnerships

International

Market

• Large, fragmented market at least as large as the U.S.
• Different market dynamics
• Widely diverse markets
• Increasing awareness of safety and medication management issues

[GRAPHIC]

Significant Growth Potential

Invest in Infrastructure	Drive Growth

• Maintain business continuity during transition with Abbott	• Build on strengths that made us successful in the U.S.

• Create streamlined infrastructure	• Extend alliances globally

• Maximize return on existing product portfolio	• Expand contract manufacturing

• Complete portfolio assessment

Near Term Priorities	Longer Term Opportunities

Relationship with Abbott

Ensuring a Successful Transition Period

• Transition Services Agreements related to U.S. and International operations

• Staged purchase of International assets
• Maintains continuity of business
• Establishment of infrastructure and transfer of product registrations

• Contract Manufacturing agreements with Abbott
• Two-year agreement with ability to extend

Financial Overview

Financial Performance

($MM)

Sales	Operating Income
[CHART]	[CHART]

Obligation to Abbott

Obligation to Abbott = $1 billion

•     $700 million dividend to Abbott on day one, funded by debt

•     $300 million of future payments to purchase International assets

•      Completed over 24 months

•      Funded by internally generated cash

$300 million 5-year revolving credit facility will be available to provide additional liquidity

Moving from a Division of Abbott to a Fully Independent Company

•     Ongoing incremental expenses to run an independent company

Corporate Expenses	$29	mm
Information Technology	$16	mm
International	$10	mm
	$55	mm(1)

•     Projected transitional, one-time expenses

	Total 2004 – 2006
	Expense		CapEx
• Build-out of IT, facilities construction, product registration and re-labeling, establishment of International infrastructure	$100	mm	$82	mm

Note:  (1) Annualized projected expenses

Cash Flow

($MM)

Cash flow available to fund ongoing operations and investments

	2001	2002	2003	2004 (E)
Cash Flow from Operations	$483	$529	$368	$300 – 350

Capital Expenditures
Ongoing “normal course of business”	$200	$191	$197	$225 – 250

Transition				$40 – 50

Total Cap Ex				$265 – 300

•     Cash Flow from Operations improving in 2005 and beyond

•     Expect to be cash positive in 2006 after completing purchase of International assets

2004 Projections

•     Sales of approximately $2.5 billion

•     Earnings:

	12 Months 2004

Contribution to earnings as a division of Abbott	$1.60 – 1.75
Net margin on transition service/manufacturing agreements	$0.06
Cost to operate as an independent company	$(0.16)
Interest expense/non-op exp	$(0.11)
Ongoing diluted EPS	$1.39 – 1.54

One-time transition costs	$(0.17	)(1)

GAAP diluted EPS	$1.22 – 1.37

Note: (1) Mid-point of projected range. One-time transition costs estimated to be $0.15 to $0.19 per share in 2004.

Financial Outlook

	Historical Performance	Projected Near Term (2005 – 2006)		Longer Term Goals

Sales Growth	Flat	Flat	(1)	Mid-single digits

Gross Margin	Declining	29 – 32%		Mid 30s %

R & D
(% of Sales)	3 – 4%	4 – 5%		Increasing

Earnings Growth	Declining	7 – 9	%(2)	Low-double digits

Debt/Capital	N/A	35 – 45%		Mid 30s %

Notes:	(1)	Excludes impact on sales from expiration of Berlex distribution agreement in December 2005. 2003 sales were $182 million.
	(2)	Excluding one-time transition charges, which are estimated to be $50-60 million over the two-year period. Including these charges, projected earnings growth for this period would be 7-19%.

Compelling Investment Opportunity

Spin-off enables Hospira to enhance growth and long-term profitability

•     Favorable demographics and market trends

•     Broad, strong presence in the hospital

•     Focused on customer needs through innovation and integration

•     Solid cash flows

•     Increased new product pipeline funding

•     Generic injectable pharmaceuticals

•     Innovative medication delivery systems

•     Substantial international expansion opportunity over time

•     Committed to improving margins and cash flows